                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  January 18, 2005
(Date of earliest event reported)

                   Greenwich Capital Commercial Funding Corp.
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-108801                06-1565524
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification No.)

               600 Steamboat Road,
             Greenwich, Connecticut                               06830
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      (Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number, including area code  (203) 625-2700
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.
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         Attached as Exhibit 99.1 to this Current Report is a structural and collateral term sheet (the "Structural/Collateral Term Sheet") furnished to the
Registrant by Greenwich Capital Markets, Inc. (the "Underwriter"), an
underwriter in respect of the Registrant's Commercial Mortgage Pass-Through
Certificates, Series 2005-GG3 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule
424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The
Certificates have been registered pursuant to the Act under a Registration
Statement on Form S-3 (No. 333-108801) (the "Registration Statement"). The
Registrant hereby incorporates the Structural/Collateral Term Sheet by reference in the Registration Statement.

         The Structural/Collateral Term Sheet was prepared solely by the
Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural/Collateral Term Sheet.

         Any statement or information contained in the Structural/Collateral
Term Sheet shall be deemed to be modified or superseded for purposes of the
Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.                            Description
         -----------                            -----------
              99.1                   Structural/Collateral Term Sheet

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREENWICH CAPITAL COMMERCIAL
                                         FUNDING CORP.

Date: January 19, 2005

                                     By:    /s/ Andrew Snow
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                                     Name:  Andrew Snow
                                     Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                               Paper (P) or
         Exhibit No.                Description                Electronic (E)
         -----------                -----------                --------------

            99.1           Structural/Collateral Term Sheet          E